Exhibit 32
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned are the Chief Executive Officer and Chief Financial Officer of WinWin Gaming, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-KSB of WinWin Gaming, Inc. for the year ended December 31, 2005.

The undersigned certifies that such 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of WinWin Gaming, Inc. as of December 31, 2005.

This Certification is executed as of April 17, 2006.

By: /s/Patrick Rogers
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Name: Patrick Rogers
Title: Chairman, CEO and President
(Principal Executive Officer)

By: /s/Larry Goldman
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Name: Larry Goldman
Title: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to WinWin Gaming, Inc. and will be retained by WinWin Gaming, Inc. and furnished to the Securities and Exchange Commission or its staff upon